UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 23, 2003

Date of Report (Date of Earliest Event Reported)

BUSINESS OBJECTS S.A.

(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

157-159 Rue Anatole France, 92300 Levallois-Perret,

France

(Address of principal executive offices)

(408) 953-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated April 23, 2003.

Item 9.    Regulation FD Disclosure

This information furnished under this “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On April 23, 2003, Business Objects S.A. issued a press release announcing first quarter earnings results. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2003	BUSINESS OBJECTS S.A

	By:	/S/ JAMES R. TOLONEN

James R. Tolonen Chief Financial Officer and Senior Group Vice President

INDEX TO EXHIBITS

Index Number	Description of Document
99.1	Press release dated April 23, 2003